JOINDER AGREEMENT
THIS JOINDER IN CREDIT AGREEMENT, U.S. REVOLVING NOTES, U.S. SWINGWLINE NOTE, U.S. GUARANTY, U.S. SECURITY AGREEMENT and U.S. PLEDGE AGREEMENT (this “Joinder”) is executed as of March 15, 2013 by CIENA GOVERNMENT SOLUTIONS, INC., a Delaware corporation (the “Joining Party”), and delivered to Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent, for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.
W I T N E S S E T H:
WHEREAS, Ciena Corporation (the “Company”), Ciena Communications, Inc. (together with the Company and each other Wholly-Owned Domestic Subsidiary of the Company that becomes a U.S. Borrower pursuant to the terms of the Credit Agreement, collectively, the “U.S. Borrowers”), Ciena Canada, Inc. (together with each other Wholly-Owned Canadian Subsidiary of the Company that becomes a Canadian Borrower pursuant to the terms of the Credit Agreement, collectively, the “Canadian Borrowers”; and the Canadian Borrowers, together with the U.S. Borrowers, collectively, the “Borrowers”), the various lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent, Bank of America, N.A., as Syndication Agent, and Morgan Stanley Senior Funding, Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents, have entered into an ABL Credit Agreement, dated as of August 13, 2012 (as amended by that certain First Amendment to Credit Agreement, dated as of August 24, 2012, and that certain Omnibus Second Amendment to Credit Agreement and First Amendment to U.S. Security Agreement, Canadian Security Agreement, U.S. Pledge Agreement, U.S. Guaranty and Canadian Guaranty, dated as of March 5, 2013, as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrowers as contemplated therein;
WHEREAS, the Joining Party is a Wholly-Owned Domestic Subsidiary of the Company and desires, or is required pursuant to the provisions of the Credit Agreement, to become a U.S. Borrower under the Credit Agreement, a Guarantor under the U.S. Guaranty, an Assignor under the U.S. Security Agreement, and a Pledgor under the U.S. Pledge Agreement; and
WHEREAS, the Joining Party will obtain benefits from (x) the incurrence of Loans by the Borrowers, and the issuance of, and participation in, Letters of Credit for the account of the Borrowers, in each case pursuant to the Credit Agreement and (y) the entering into Secured Hedging Agreements and Treasury Services Agreements (each as defined in the U.S. Security Agreement), and, accordingly, desires to execute this Joinder in order to (i) satisfy the requirements described in the preceding paragraph, (ii) induce the Lenders to make Loans to the Borrowers and issue, and/or participate in, Letters of Credit for the account of the Borrowers and (iii) induce the Secured Creditors to enter into Secured Hedging Agreements and Treasury Services Agreements;

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NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:
1.    By this Joinder, the Joining Party becomes (i) a U.S. Borrower for all purposes under the Credit Agreement, (ii) a U.S. Guarantor for all purposes under the U.S. Guaranty, pursuant to Section 23 thereof, (iii) an Assignor for all purposes under the U.S. Security Agreement, pursuant to Section 8.12 thereof and (iv) a Pledgor for all purposes under the U.S. Pledge Agreement, pursuant to Section 32 thereof.
2. The Joining Party agrees that, upon its execution hereof, it will become a U.S. Borrower under the Credit Agreement, and will be bound by all terms, conditions, obligations, liabilities and duties applicable to a U.S. Borrower under the Credit Agreement and the other Credit Documents (including each U.S. Revolving Note and the U.S. Swingline Note, whether or not such Joining Party actually signs a counterpart thereof). Without limitation of the foregoing, and in furtherance thereof, the Joining Party agrees, on a joint and several basis with the other U.S. Borrowers, to irrevocably and unconditionally pay in full all of the Obligations of the U.S. Borrowers in accordance with the terms of the Credit Agreement and the other Credit Documents.
3.    The Joining Party agrees that, upon its execution hereof, it will become a U.S. Guarantor under the U.S. Guaranty with respect to all Guaranteed Obligations (as defined in the U.S. Guaranty), and will be bound by all terms, conditions, obligations, liabilities and duties applicable to a U.S. Guarantor under the U.S. Guaranty and the other Credit Documents. Without limitation of the foregoing, and in furtherance thereof, the Joining Party absolutely, unconditionally and irrevocably, and jointly and severally, guarantees the due and punctual payment and performance when due of all Guaranteed Obligations (on the same basis as the other U.S. Guarantors under the U.S. Guaranty).
4.    The Joining Party agrees that, upon its execution hereof, it will become a Pledgor under, and as defined in, the U.S. Pledge Agreement, and will be bound by all terms, conditions, obligations, liabilities and duties applicable to a Pledgor under the U.S. Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment when due of the Obligations (as defined in the U.S. Pledge Agreement), the Joining Party hereby pledges and assigns to the Collateral Agent for the benefit of the Secured Creditors and grants to the Collateral Agent for the benefit of the Secured Creditors a security interest in all its right, title and interest in, to and under the Pledge Agreement Collateral, if any, now owned or hereafter acquired by it, in each case to the extent provided in the U.S. Pledge Agreement.
5.    The Joining Party agrees that, upon its execution hereof, it will become an Assignor under, and as defined in, the U.S. Security Agreement, and will be bound by all terms, conditions, obligations, liabilities and duties applicable to an Assignor under the U.S. Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment when due of the Obligations (as defined in the U.S. Security Agreement), the Joining Party hereby pledges and assigns to the Collateral Agent for the benefit of the Secured Creditors and

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grants to the Collateral Agent for the benefit of the Secured Creditors a security interest in all its right, title and interest in, to and under the Security Agreement Collateral, if any, now owned or hereafter acquired by it, in each case to the extent provided in the U.S. Security Agreement.
6.    In connection with the grant by the Joining Party, pursuant to paragraph 4 above, of a security interest in all of its right, title and interest in the Pledge Agreement Collateral in favor of the Collateral Agent, the Joining Party agrees to perform (to the extent required) for the benefit of the Secured Creditors, together with the delivery of this Joinder, each of the actions specified in Section 3.2 of the U.S. Pledge Agreement.
7.    The Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as (i) each U.S. Borrower under the Credit Agreement, (ii) each U.S. Guarantor pursuant to Section 9 of the U.S. Guaranty, (iii) each Assignor pursuant to Articles II, III and IV of the U.S. Security Agreement and (iv) each Pledgor pursuant to Section 18 of the U.S. Pledge Agreement, in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of a U.S. Guarantor, an Assignor and a U.S. Pledgor pursuant to the U.S. Guaranty, U.S. Security Agreement and Pledge Agreement, respectively, and all other Credit Documents to which it is or becomes a party.
8.    Annexes A, B, C, D, E, F and G to the U.S. Pledge Agreement are hereby amended by supplementing such Annexes with the information for the Joining Party contained on Annexes A, B, C, D, E, F and G attached hereto as Annex I. In addition, Annexes A, B, C and E to the U.S. Security Agreement are hereby amended by supplementing such Annexes with the information for the Joining Party contained on Annexes A, B, C and E attached hereto as Annex II.
9.    This Joinder shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided, however, that the Joining Party may not assign any of its rights, obligations or interest hereunder or under any other Credit Document except as permitted by the Credit Documents. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES). This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.
10.    From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.
11.    Each of the representations and warranties set forth in the Credit Agreement and each other Credit Document and applicable to the undersigned is true and correct in all material respects, both before and after giving effect to this Joinder on the date hereof, except to the extent

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that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date (it being understood that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date hereof or as of such earlier date, as applicable).
12.    No Default or Event of Default has occurred or is continuing as of the date hereof, or will result from the transactions contemplated by this Joinder on the date hereof.
13.    The effective date of this Joinder is March 15, 2013.
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IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.

c/o Ciena Corporation 7035 Ridge Road	CIENA GOVERNMENT SOLUTIONS, INC.
Hanover, Maryland 21076 Attention: Treasurer’s Office Facsimile: (410) 865-8901 with a copy to: 7035 Ridge Road Hanover, Maryland 21076 Attention: General Counsel’s Office Facsimile: (410) 865-8001	By: \s\ Elizabeth Dolce Name: Elizabeth Dolce Title: Vice President and Treasurer

Signature Page to Joinder Agreement
Ciena Government Solutions, Inc.
(March 2013)

Accepted and Acknowledged by:
DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and as Collateral Agent

By: \s\ Anca Trifan
  Name: Anca Trifan
  Title: Managing Director

By: \s\ Marcus M. Tarkington
        Name: Marcus M. Tarkington
        Title: Director

Signature Page to Joinder Agreement
Ciena Government Solutions, Inc.
(March 2013)